                                                                   Exhibit 10.3G

                               GUARANTY AGREEMENT

            This Guaranty Agreement (this"Agreement") dated May 24, 2001, by and between Dr. Michael Mitchell (the  "Guarantor"),  and the investors set forth on
Schedule I hereto (each an "Investor" collectively the "Investors").

                                   WITNESSETH

            WHEREAS,  the Guarantor is the Chairman of the Board,  President and
Chief Executive Officer of LCS Golf, a Delaware corporation ("LCS Golf"), and is the owner of not less than 750,000 issued and  outstanding  shares of the common stock, $.001 par value per share, of LCS Golf ("Common Stock");

            WHEREAS,  on May 24,  2001,  LCS  Golf  and  Investor  executed  and delivered a Subscription  Agreement (the "Subscription  Agreement")  pursuant to which  LCS  Golf  agreed  to sell to  Investor  up to  $200,000  of  Convertible
Debentures ("Debentures"); and

            WHEREAS,  in  order  to  induce  the  Investors  to  enter  into the
Subscription Agreement, Guarantor has agreed to guarantee the obligations of LCS
Golf pursuant thereto.

            NOW THEREFORE,  in  consideration  of the premises and of the mutual covenants and obligations set forth in this Agreement,  the parties hereto agree as follows:

Section 1.  THE GUARANTY.
            ------------

            1.01 THE GUARANTY.  The Guarantor hereby guarantees to each Investor and their  successors  and assigns the prompt payment in full of any amounts due and payable by LCS Golf to each Investor,  their successors and assigns pursuant to the  Debentures.  The Guarantor  hereby further agrees that if LCS Golf shall fail to pay in full any Debentures, the Guarantor will promptly pay the same.

            1.02  OBLIGATIONS  UNCONDITIONAL.  The  obligation  of the Guarantor under  Section 1.01 hereof is absolute and  unconditional,  irrespective  of the value,  genuineness,  validity,  regularity or enforceability of the Debentures, and, to the fullest  extent  permitted by applicable  law,  irrespective  of any other  circumstance  whatsoever  that  might  otherwise  constitute  a legal  or equitable discharge or defense of a surety or guarantor,  it being the intent of this Section  1.02 that the  obligations  of the  Guarantor  hereunder  shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the  following  shall not  alter or impair  the  liability  of the  Guarantor hereunder which shall remain absolute and  unconditional as described above: (a)
at any time or from time to time, without notice to the Guarantor,  the time for any performance of or compliance with the Debentures shall be extended,  or such performance or compliance shall be waived;  or (b) unless the obligations of the
Guarantor would be materially  increased,  the  Subscription  Agreement shall be amended  in any  respect,  or any  right  of LCS  Golf  under  the  Subscription

Agreement  or any other  agreement or  instrument  referred to herein or therein shall be waived or any other  guaranty  of the  Debentures  shall be released or exchanged  in whole or in part or  otherwise  dealt  with;  or the  addition  or partial or entire release of any guarantor, maker, surety, endorser,  indemnitor or other party or parties primarily or secondarily liable for the payment and/or performance of the Debentures; or (d) the assumption of any of the Debentures by
any  other  person,  whether  by  assignment,  sale,  sublease,   conveyance  or
otherwise;  or (e) the  institution of any suit or the obtaining of any judgment against the Guarantor or the maker, or any surety, endorser, indemnitor or other party  or  parties  primarily  or  secondarily  liable  for the  payment  and/or performance of the Debentures; or (f) any other event, circumstance or condition which might otherwise constitute a legal or equitable discharge of a surety or a guarantor; it being expressly agreed that the obligations of the Guarantor shall in no way be  diminished,  impaired,  affected  or  released  by the  neglect or failure of the Investor to do any of the above-described acts.

            1.03 WAIVER OF NOTICE.  This shall be a  continuing  guaranty  and a primary obligation of the Guarantor,  and the Guarantors hereby waives notice of acceptance of this Guaranty with regard to the Debentures  that may now exist or may hereafter  come into  existence.  The Guarantor  hereby waives  presentment, demand,  diligence in the enforcement or collection of the  Debentures,  protest and all notices of any kind whatsoever, including, but not limited to, notice of default in the payment of the Debentures.

            1.04 PRIMARY LIABILITY. The Guarantor agrees that it is not merely a surety but is directly, irrevocably and primarily, jointly and severally, liable to the Investor, that the obligations of the Guarantor hereunder are independent of the obligations of LCS Golf, or of any other  guarantor,  and that a separate action  or  actions  may  be  brought  and  prosecuted  against  the  Guarantor, irrespective  of  whether  action  is  brought  against  LCS  Golf or any  other guarantor  or  whether  LCS Golf or any  other  guarantor  is joined in any such action or actions.  The Guarantor agrees that any releases which may be given by the Investor to LCS Golf or any other  guarantor  or endorser  shall not release the Guarantor  from this  Guaranty.  As a condition to payment or performance by the Guarantor  under this  Guaranty,  the Investor shall not be required to, and the  Guarantor  hereby  waives any and all rights to require  the  Investor,  to prosecute or seek to enforce any  remedies  against LCS Golf or any other person or entity liable to the Investor on account of the Debentures.

            1.05  REINSTATEMENT.  The  obligations  of the Guarantor  under this
Section 1 shall be  automatically  reinstated  if and to the extent that for any reason any payment by or on behalf of LCS Golf in respect of the  Debentures  is rescinded or must be otherwise restored by Investor,  whether as a result of any proceedings  in bankruptcy  or  reorganization  or otherwise,  and the Guarantor agrees that it will indemnify  Investor on demand for all  reasonable  costs and expenses (including, without limitation, reasonable fees of counsel) incurred by
Investor in connection with such  rescission or restoration,  including any such costs and expenses  incurred in defending  against any claim  alleging that such payment  constituted a preference,  fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

            1.06  SUBROGATION.  Until  payment  in full of the  Debentures,  the
Guarantor  hereby  waives all rights of  subrogation  or  contribution,  whether arising by contract or operation of law (including, without limitation, any such

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right arising under the Federal  Bankruptcy  Code) or otherwise by reason of any payment by it  pursuant to the  provisions  of this  Section 1.

            1.07 GENERAL LIMITATION ON GUARANTY OBLIGATIONS. If in any action or
proceeding   involving  any  state  corporate  law,  or  any  state  or  Federal bankruptcy,  insolvency,  reorganization  or other law  affecting  the rights of creditors generally,  the obligations of the Guarantor under Section 1.01 hereof
would  be  held  or  determined  to  be  void,  invalid  or  unenforceable,   or
subordinated to the claims of any other  creditors,  on account of the amount of its liability under said Section 1.01, then, notwithstanding any other provision hereof to the contrary,  the amount of such liability shall, without any further action by the Guarantor,  Investor or any other person, be automatically limited and  reduced  to the  highest  amount  that is  valid  and  enforceable  and not subordinated  to the claims of other  creditors as  determined in such action or proceeding.

1.08        TAXES.

            (a) All payments to be made hereunder by the Guarantor shall be made without setoff,  counterclaim or other defense and free and clear of and without deduction  for or on account  of, any present or future  income,  stamp or other taxes, levies, imposts,  duties, charges, fees, deductions or withholdings,  now
or  hereafter  imposed,   levied,   collected,   withheld  or  assessed  by  any
governmental authority (other than taxes imposed on Investor by the jurisdiction in which it is  organized  or has its  principal  office or, in each  case,  any political  subdivision or taxing  authority  thereof or therein)  (collectively,
"Taxes").  If any Taxes are imposed and required to be withheld  from any amount payable by the Guarantor hereunder, the Guarantor shall be obligated to pay such additional  amount as is  necessary  in order that the net  payment to  Investor
(after  giving  effect  to the  payment  of such  additional  amount  and to the withholding  of all Taxes) is equal to the amount  due  hereunder,  and pay such
Taxes to the  appropriate  taxing  authority  for the  account of  Investor.  As promptly as possible thereafter, the Guarantor shall send Investor a copy of any original  official receipt showing payment thereof together with such additional documentary  evidence as Investor may from time to time reasonably  require.  If the  Guarantor  fails  to pay  any  Taxes  when  due to the  appropriate  taxing authority or fails to remit to Investor the required  receipts or other required documentary evidence, the Guarantor shall be obligated to indemnify Investor for any incremental taxes, interest or penalties that may become payable by Investor as a result of such failure.

            1.09 CONTINUING GUARANTY. This Guaranty shall continue in full force and effect  until the  earlier to occur of (a) date upon which the  registration statement  covering  the  Common  Stock  issuable  upon  the  conversion  of the
Debentures  is declared  effective  (b) 10 days to after the date upon which the
Investor  receive  notice that it has not purchase  Debentures  in the principal amount of  $25,000 on or before May 30,  2001 and  $50,000 on or before  June 5,
2001, at which point this Agreement shall automatically  terminate and Guarantor shall have no further liability hereunder.

            Section 2. REPRESENTATIONS AND WARRANTIES. The Guarantors represents and  warrants  to  Investor  that the  Guarantor  has all  necessary  power  and authority to execute,  deliver and perform his obligations  under this Agreement and this  Agreement  has been duly and validly  executed  and  delivered  by the
Guarantor and constitutes his legal, valid and binding  obligation,  enforceable in accordance with its terms,  except that such enforceability may be subject to
(i) applicable  bankruptcy,  insolvency,  reorganization,  fraudulent  transfer,

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conveyance  or  moratorium  or other  similar laws  affecting or relating to the enforcement of creditor's rights generally and (ii) general principles of equity relating to enforceability  (regardless of whether considered in a proceeding at law or equity).

            Section 3. MISCELLANEOUS.

            3.01  EXPENSES.  Except  as  otherwise  expressly  provided  in this
Agreement,  each  party to this  Agreement  shall bear its  respective  expenses incurred in connection  with the  preparation of this  Agreement,  including all fees and expenses of agents,  representatives,  counsel, and accountants. In the event of termination of this Agreement,  the obligation of each party to pay its own expenses  will be subject to any rights of such party  arising from a breach of this Agreement by another party.

            3.02   NOTICES.   All   notices,   consents,   waivers,   and  other
communications  under this  Agreement  must be in writing  and will be deemed to have been duly given when (a)  delivered by hand (with written  confirmation  of receipt),  (b) sent by telecopier (with written confirmation of receipt), or (c)
when received by the  addressee,  if sent by a nationally  recognized  overnight delivery service (receipt requested),  in each case to the appropriate addresses and  telecopier  numbers  set  forth  below  (or to  such  other  addresses  and telecopier numbers as a party may designate by notice to the other parties):

            If to the Guarantor:
            -------------------
                                      Dr. Michael Mitchell
                                      c/o LCS Golf, Inc.
                                      809 N. Dixie Highway, Suite 200
                                      West Palm Beach, Florida 33401

            with a copy to:
            --------------
                                      Olshan Grundman Frome Rosenzweig & Wolosky, LLP
                                      505 Park Avenue
                                      New York, New York 10022
                                      Attention: Kenneth Schlesinger, Esq.
                                      Telecopy No.:  (212) 451-2220

            If to Investor:
            --------------
                                      Private Capital Group LLC
                                      505 Park Avenue
                                      New York, New York 10022

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            with a copy to:
            --------------
                                      Kogan, Taubman & Neville, L.L.C.
                                      39 Broadway, Suite 2250
                                      New York, NY 10006
                                      Attention Brian J. Neville, Esq.
                                      Facsimile: (212) 482-8104.

            3.03  FURTHER  ASSURANCES.  The  parties  agree (a) to furnish  upon request to each other such  further  information,  (b) to execute and deliver to each other such other documents,  and (c) to do such other acts and things,  all as the other party may  reasonably  request for the purpose of carrying  out the intent of this Agreement.

            3.04  WAIVER.  The  rights  and  remedies  of the  parties  to  this
Agreement are cumulative and not alternative.  Neither the failure nor any delay by any party in exercising any right,  power,  or privilege under this Agreement will operate as a waiver of such right,  power,  or privilege,  and no single or partial exercise of any such right,  power, or privilege will preclude any other or further  exercise of such right,  power,  or privilege or the exercise of any other right, power, or privilege.  To the maximum extent permitted by applicable law, (a) no claim or right  arising out of this  Agreement  can be discharged by one  party,  in whole or in part,  by a waiver or  renunciation  of the claim or right  unless in writing  signed by the other  party;  (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given;  and (c) no  notice  to or demand on one party  will be deemed to be a waiver of any  obligation of such party or of the right of the party giving such notice or demand to take further  action without notice or demand as provided in this Agreement.

            3.05 ENTIRE AGREEMENT AND  MODIFICATION.  This Agreement  supersedes all prior agreements  between the parties with respect to its subject matter and constitutes  a complete and  exclusive  statement of the terms of the  agreement between the parties with respect to its subject  matter.  This Agreement may not be amended  except by a written  agreement  executed  by the party to be charged with the amendment.

            3.06 SUCCESSORS AND NO THIRD PARTY RIGHTS. This Agreement will apply to, be binding in all respects  upon, and inure to the benefit of the successors and permitted  assigns of the parties.  Nothing expressed or referred to in this
Agreement  will be  construed  to give any person other than the parties to this
Agreement any legal or equitable right,  remedy,  or claim under or with respect to this Agreement or any provision of this Agreement.  This Agreement and all of its  provisions  and  conditions  are for the sole and exclusive  benefit of the parties to this Agreement and their successors and assigns.

            3.07  SEVERABILITY.  If any  provision  of  this  Agreement  is held
invalid  or   unenforceable   by  any  arbitral  panel  or  court  of  competent
jurisdiction,  the other  provisions of this Agreement will remain in full force and effect.  Any provision of this Agreement held invalid or unenforceable  only in part or degree  will  remain in full  force and effect to the extent not held invalid or unenforceable.

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            3.08  SECTION  HEADINGS,  CONSTRUCTION.  The headings of Sections in this  Agreement  are  provided  for  convenience  only and will not  affect  its construction or interpretation.  All references to "Section" or "Sections" refer to the  corresponding  Section or Sections of this Agreement.  All words used in this  Agreement  will  be  construed  to be of  such  gender  or  number  as the circumstances require. Unless otherwise expressly provided, the word "including"
does not limit the preceding words or terms.

            3.09 GOVERNING LAW;  JURISDICTION.  THIS AGREEMENT SHALL BE GOVERNED
BY, AND CONSTRUED AND  INTERPRETED IN ACCORDANCE  WITH, THE LAWS OF THE STATE OF
NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAWS PROVISIONS THEREOF. ANY ACTION,
SUIT OR PROCEEDING  INITIATED BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO
UNDER OR IN  CONNECTION  WITH THIS  AGREEMENT  SHALL BE  BROUGHT IN ANY STATE OR
FEDERAL  COURT IN NEW YORK  COUNTY IN THE STATE OF NEW YORK.  EACH PARTY  HERETO
SUBMITS  ITSELF TO THE  EXCLUSIVE  JURISDICTION  OF ANY SUCH  COURT,  WAIVES ANY
CLAIMS OF FORUM NON  CONVENIENS  AND  AGREES  THAT  SERVICE  OF  PROCESS  MAY BE
EFFECTED ON IT BY THE MEANS BY WHICH  NOTICES  ARE TO BE GIVEN  PURSUANT TO THIS
GUARANTY.

            3.10  COUNTERPARTS.  This  Agreement  may be executed in one or more counterparts,  each of  which  will be  deemed  to be an  original  copy of this
Agreement and all of which,  when taken  together,  will be deemed to constitute one and the same agreement.

            3.11 SURVIVAL.  Any provision of this Agreement  which  contemplates the performance or existence of obligations  after the date hereof,  and any and all  representations  and warranties set forth in this  Agreement,  shall not be deemed  to be  merged  into or  waived  by the  execution  and  delivery  of the instruments  contemplated  hereby,  but  shall  expressly  survive  and shall be binding upon the party or parties obligated thereby in accordance with the terms of this  Agreement,  subject  to any  limitations  expressly  set  forth in this
Agreement.

            IN WITNESS  WHEREOF,  the parties  hereto have caused this  Guaranty
Agreement to be duly  executed and  delivered as of the day and year first above written.

GUARANTOR                                  INVESTOR

                                           PRIVATE EQUITY GROUP, LLC

---------------------
Dr. Michael Mitchell:                      By: _________________________________
                                               Name:
                                               Title:

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